Filed Pursuant to Rule 497(a)
File No. 333-175654

INVESTOR INTRODUCTION FSIC II access to the world of private debt for the investing public This in neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the  implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to  you in connection with the offering. No offering is made except by a prospectus filed with the Department of Law of the State of New  York. Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of  these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

In this presentation, we will be discussing an investment product called FS Investment Corporation II, or FSIC II for short.

Risks associated with this investment An investment in FSIC II is considered speculative and involves a high degree of risk, involves a high degree of risk, including risk of substantial loss of investment. A more detailed description of the risk factors is found in the section of the prospectus entitled “Risk Factors.” You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

There are a number of risks associated with this product. As with any potential investment, you should read and understand the prospectus before making your decision to invest in FSIC II.

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors' in our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in us involves: 1. Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect or our operating results 2. An investment strategy focused primarily on privately held companies piesents certain challenges, including the lack of available information about these companies. 3. A lack of liquidity in certain of our investments may adversely affect our business.
4. We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business. including the risk that we will not achieve our investment objectives 5. We have not identified any specific investments that we will make with the proceeds of this offering and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock. As a result, our offering may be considered a 'blind pool” ottering. 6. While the management team of our investment adviser, FSIC II Advisor, LLC (FSIC II Advisor} consists of the same personnel that form the investment and operations team of FB Income Advisor. LLC. the investment adviser to FS Investment Corporation, and FS Investment Advisor, LLC. the investment adviser to FS Energy and Power Fund, FSIC II Advisor is a new entity and has no prior experience managing a BDC or a RIC. Therefore. FSIC II Advisor may not be able to successfully operate our business or achieve our investment objectives. 7. Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and has yet to fully recover. These conditions may make it more difficult for us to achieve cur investment objectives 8. The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our business, financial condition and results of operations. 9. Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it is unlikely that you will be able to sell your shares. 10. There is a risk that investors in our equity securities may not receive distributions or that our distributions will not grow over time 11. We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flow from operations, net investment income or earnings are not sufficient to fund declared distributions We have not established limits on the amount of funds we may use from net offering proceeds or borrowings to make distributions. 12. While we intend to conduct quarterly tender offers for our shares pursuant to our share repurchase program beginning with the first calendar quarter following the one-year anniversary of satisfying the minimum offering requirement, only a limited number of shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time. 13. The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes. 14. A return of capital is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to FSIC II Advisor. Each year a statement on Form 1099-DIV identifying the source of the distributions that we make will be mailed to you.
This slide and the next show certain risk factors for FSIC II. Keep in mind that this investment is illiquid and is suitable for those investors who understand the risks and are comfortable holding their investment for at least a five-year period. Please review the prospectus, including all the risks described in the prospectus, before you decide to invest in shares of FSIC II.

FSIC II Risk Factors (continued) 15. we intend to quality as a RIC for federal income tax purposes but may fail to do so. Such failure would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance. 16. As a result of the annual distribution requirement to maintain our qualification as a regulated investment company or RIC, we will likely need to continually raise cash or borrow to fund new investment. At times these sources of founding may not be available to us on acceptable terms, if at all. 17.  We are subject to financial market risks, including changes in interest rate which may have a substantial negative impact on our investment. 18. A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and as a result there will be uncertainty as to the value of our portfolio investments. 19. we intend to invest primarily in senior secured term loans and second lien secured loans of private U.S. companies and to a lesser extent subordinated debt and selected equity investment issue by private U.S. companies including small and middle market companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. For our senior secured and second lien secured loans. The collateral securing these investment may decrease in value or lose its entire value over time or may fluctuate  based on the performance of the portfolio company which may lead to a lose in principal subordinated debt investments are typically unsecured, and this may involve a heightened level of risk. Including a loss of principal or the loss of the entire investment. 20. The potential for FSIC II Advisor to earn incentive fees under the investment advisory and administrative services agreement may create an incentive for it to make investment that are riskier more speculative than would otherwise be in our best interest and since the base management fee. In addition, since our investment sub advisor, GSO/BLACKSTONE debt funds management LLC (GDFM) will receive a portion at the advisory fees paid to FSIC II Advisor. GDFM may have an incentive to recommend investments that are riskier or more speculative. 21. This is best efforts offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make. 22. FSIC II Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements type constraints and competition for investment which they will purchase prize may be higher than the prior semi monthly closing prize per share and therefore you may receive a smaller number of shares than if u had subscribed at the prior semi monthly closing prize. 23. After satisfying the minimum offering requirement the purchase prize at which you purchase shares will be determine at each semi monthly closing date. As a result such purchase prize may be higher than the prior semi monthly closing prize per share and therefore you may receive smaller number of shares than if you had subscribed at the prior semi monthly closing prize. 24. In the event of a decline in our net assets value our board of directors may elect not to reduce our net offering prize per share. As a result your purchase prize may be materially higher than our current net assets value per share. 25. We may borrow funds to make investments. As a result we would be exposed to the risks of borrowing, also non as a leverage which may we considered a speculative investments technique. Leverage increase the volatility of investments by magnifying the potential for gain and loss own amounts invested therefore increasing the risk associated with the investing in our securities. 26. Our portfolio investments especially until we raise significant capital from this offering may be concentrated in a limit number of portfolio companies which would magnify the effect of any losses suffered by a few of these investments. This is neither an offer to sale nor a solicitation of an offer to buy the securities described here in. An offering in made only by the prospectus. This sales advertising literature must be read in conjunction with the prospectus in order to understand to fully all of the implication and risks of the offering securities to which it relates. A copy of the prospectus must be made available to you connection with this offering. Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investment or the Franklin Funds.
www.fsinvestmentcorpll.com

What do these companies have in common? 1. They are privately held 2. They borrow money 3. You can invest in the debt of compaines like these FSIC II Here are a number of logos of companies that you probably have heard of. Ask yourself: what do these companies have in common? They are all privately held companies, meaning you cannot buy stock in them on public markets. Keep in mind, just because a company is private does not mean it is small and unknown. Many private companies are well established brands in their industries. When private companies need capital to run their businesses, they often borrow money from banks or other lenders. You can be a lender to companies like these by investing in their loans, as we will explain. While FSIC II may not currently have investments in these companies, this slide shows some of the businesses that have borrowed from private lenders.

Here are a number of logos of companies that you probably have heard of. Ask yourself: what do these companies have in common?

They are all privately held companies, meaning you cannot buy stock in them on public markets. Keep in mind, just because a company is private does not mean it is small and unknown. Many private companies are well established brands in their industries.

When private companies need capital to run their businesses, they often borrow money from banks or other lenders.

You can be a lender to companies like these by investing in their loans, as we will explain.

While FSIC II may not currently have investments in these companies, this slide shows some of the businesses that have borrowed from private lenders.

Introducing FSIC II A unique investment offering that... FSIC II • Invests primarily in the most senior loans made to established private U.S. companies • Focuses on generating income with potential growth in value • Can add diversification and stability to traditional portfolios • Requires a low investment minimum yet gives you access to a top asset manager and an institutional-style strategy.
FSIC II stands for FS Investment Corporation II. The “II” indicates that there was a predecessor fund called FSIC, which is now closed to new investments. Both funds share a similar investment approach and structure.

We believe FSIC II is a unique investment offering in several ways:

•	It invests primarily in the most senior types of loans made to established private U.S. companies.

•	It focuses on generating income with potential growth in value.

•	It seeks to add diversification and stability to traditional portfolios.

•	It requires a low investment minimum yet gives you access to a top asset manager and an endowment-style investment strategy.

Six attributes of FSIC II Seniority Timeliness Expertise Access Diversification Yield FSIC II

A good way to help you understand FSIC II is to step clockwise through these six attributes of the Fund: seniority, timeliness, expertise, access, diversification and yield.

FSIC II focus on Senior Secured Loans Seniority SENIOR SECURED DEBT (1st and 2nd Lien Loans) UNSECURED DEBT (High Yield Corporate Bonds) EQUITY ·  First to be paid back ·  Backed by company assets* ·  Floating interest rates ·  Strict loan agreements ·  Paid back after senior loans ·  Not backed by assets ·  Carry more risk ·  Pay relatively higher returns GM 100% <20% 0% Recovery After Bankruptcy Higher Risk Lower Risk * A decrease in value of any collateral securing certain investments or the total loss of value of any collateral may negatively impact the value of securities held in the portfolio.FSIC II

We’ll start with SENIORITY. As we said FSIC II’s goals are to generate income and, secondarily, some growth in value. The Fund concentrates on debt investments well-suited to achieve these objectives.

FSIC II invests primarily in senior secured loans made to private companies. These can be among the least risky investments in a company because they have “seniority.” That means that, in the case of a default, borrowers are obligated to pay lenders back before bondholders or equity holders. Also, unlike other debt securities, senior secured loans are backed (or “secured”) by company assets.

Unsecured debt, which include bonds, is next in line for payment. With unsecured debt, lenders generally take on more risk ‒ in part because these loans are not secured by company assets ‒ and therefore charge higher interest rates to borrowers. FSIC II has the flexibility to invest in unsecured debt to enhance fund performance, which it intends to do as long as the risks are in line with the portfolio’s conservative investment goals.

As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the only assets to be repaid in full, demonstrating the advantages of seniority.

Interest Rate Risk Protection LIBOR 3-Month Interest Rates(1) (1984-2012) Timeliness 4.7% Average FSIC II

Let’s discuss FSIC II’s TIMELINESS by discussing interest rates. You may be aware that, for some time now, interest rates have been at all-time historical lows, as evidenced by this view of LIBOR, a widely used benchmark for interest rates.

Most FSIC II loans have floating interest rates, meaning the interest payments that borrowers owe adjust as prevailing interest rates change over time. Floating rate investments protect debt investors from losing value when interest rates rise.

Fixed-rate investments, such as bonds, typically perform poorly in rising rate environments.   As interest rates rise, the value of fixed-rate investments tends to decrease and vice versa. That’s because demand for an existing security falls if investors can get better rates elsewhere.

FSIC II provides timeliness in that it may help position investors to succeed in a broad range of economic environments. Floating rates offer built-in protection against the risk of rising interest rates and inflation.

Keep in mind, the Fund is subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on its investments and have a material adverse effect on the rate of return of invested capital. Also, while the Fund intends to invest a majority of the portfolio in floating interest rate investments, it may not be able to achieve this goal.

Highly quality professionals manage FS investment corporation II Design Investment Products Sponsor Investment Advisor Sub Advisor Analyzes and recommends investments Distributors product through investment advisors (1)  FSIC II is sub-advised by GSO / Balckstone Debt Funds Management LLC a subsidiary of GSO Capital Partners LP

Now onto EXPERTISE. It takes a team of highly qualified professionals to manage FSIC II. Let’s first review the entities that make this investment opportunity possible.

•	As the Fund’s sponsor, Franklin Square Capital Partners designed the product and oversees its management.
•	Its affiliate, FSIC II Advisor, LLC advises the Fund, which means it is ultimately responsible for operating the Fund and selecting investments.
•
GSO / Blackstone Debt Funds Management LLC, is the investment sub-adviser, which means it analyzes and recommends assets to be held by FSIC II. This group is a subsidiary of GSO Capital Partners and we refer to them as “GSO / Blackstone.” Because their expertise is critical to the performance of the Fund, we will talk about them in some detail.

•	Finally, the product is distributed to independent broker dealers by another affiliate of Franklin Square, FS2 Capital Partners, LLC.

Individuals Institutions  Investing Public Endowment Style Investing Alternative Investment Non-traded Business Development Company
Franklin Square’s vision is to help individual investors benefit from “endowment-style” investment techniques used by institutions to build better diversified, more stable portfolios.

Institutions, such as endowments, and the ultra-wealthy do this in part by allocating heavily to alternative investments ‒ which largely have been off-limits to individuals. Franklin Square closed this gap by pioneering the use of a type of investment called a non-traded business development company. A “BDC” makes it possible for individuals to access private company investments.

FSIC II’s predecessor, FSIC, was the first non-traded BDC and this investment structure has been gaining momentum as an alternative asset class in investors’ portfolios.

Franklin Square’s best practices Fully Earned Distributions Transparent Products NAV-Based Pricing Enhanced Liquidity Sponsor Investment Fully Earned Distributions Independent Custodian Market to Market Independent Board SEC Registered
Business Development Company
BDCs offer investors a number of legally required protections, which you see in the middle circle.

Franklin Square goes further by adhering to several important practices that you see on this outer circle. Here are four that should be most important to you:

•
FULLY EARNED DISTRIBUTIONS: While we are legally permitted to pay distributions from offering proceeds or borrowings, our intended practice is to avoid doing so. Put simply, we look to pay investors with money generated by the assets in the portfolio rather than with money they invested or that we borrowed.

•	TRANSPARENCY: FSIC II is registered with the SEC. The Fund publicly reports its investment activities every quarter so investors can stay informed about their investment.
•	SPONSOR INVESTMENT: Both Franklin Square and GSO / Blackstone employees have invested significant money in FSIC II, giving them a personal stake in the integrity and performance of the Fund.
•
ENHANCED LIQUIDITY: FSIC II shares are not publicly traded and therefore are considered somewhat “illiquid” -- that is, investors cannot necessarily sell their shares at any given time. However, the Fund intends to offer liquidity to investors through the repurchase of up to 10% of the prior year’s weighted average shares outstanding, subject to the other terms of the repurchase program described in the prospectus. The Fund expects that each repurchase offer will be conducted at a price equal to 90% of FSIC II’s public offering price in effect as of each date of repurchase.

GSO CAPITAL PARTNERS Ability to structure “proprietary” loans for FSIC II Access to Balckstone’s expertise Knowledge of credit business Rigorous investment analysis 1 FSIC it is sub advised by GSO/Blackstone Debt Funds Management LLC a subsidiary of Capital Partners LP Source Standard and Poor’s LCD Institutional Manager List includes all accounts that LCD was able to track with 3 or more commitment in the 12 months ended 12/31/10 or $10 million or more in estimated allocations. The date are based on LCD’s collection and therefore are by definition incomplete LCD’s collections does not includes all loans which are not syndicated materially different ranking could result from a change in collection or ranking methodology.
GSO / Blackstone is an ideal asset manager for FSIC II because of its scale and expertise.

•	SCALE:
•	As one of the world’s largest global managers of leveraged loans, GSO / Blackstone is well-positioned to evaluate private debt opportunities.
•
While many loans are purchased on secondary markets, a distinct advantage of GSO’s size is that it can also source loan deals directly from the borrowing companies. Such “proprietary” loans can be advantageous to FSIC II investors because they often offer higher yields and more risk protection than secondary loans.

•
Also, GSO’s clients include some of the world’s most sophisticated and demanding institutions and high net worth investors. These include public and corporate pension plans, endowments, sovereign wealth funds and financial institutions.

•	EXPERTISE:
•	GSO employs more than 220 employees operating in three offices in the U.S. and abroad.
•
GSO knows the credit business and employs rigorous analysis when considering a company’s ability to honor its debts under various economic conditions. This expertise helps FSIC II select profitable, secure loans while limiting the chance of default.

FSIC II gives the investing public an opportunity to have an asset manager of GSO / Blackstone’s caliber analyzing investments for them.

Most individuals cant’s invest like sophisticated institutions Domestic Equities 12% Short Term Securities / Cash / Other 3% Fixed Income9% International Equities 16% Real Estate 8% Alternative Strategies 52% Typical Institutions Typical Individuals Institutions invest heavily in alternatives like private debt and equity. Source National Association of college and university business officer and common fund institute. Data include assets allocations for U.S. higher education Endowments and affiliated foundations with assets under management of at least 1 $  billion in financial year 2011 . Alternatives Strategies include private equity(LBOs, mezzanine , MBA Funds and international private equity ) Marketable alternative strategies (hedge funds absolute return market neutral long/short. 130/30 event driven and derivatives ) venture capital energy and natural resources (oil, gas, timber, commodities and managed future) and distressed debt Note the exact portfolio allocations for the individual investors portfolio above are for demonstrative purpose only and are not supported by any one piece if literature.
Let’s talk about ACCESS.

We mentioned that GSO / Blackstone primarily serves institutional investors. Besides having more money to invest, how do such investors differ from individual investors?

The way they allocate their investments is different. The sizable green slice on the left shows alternative strategies, which includes investments in the debt and equity of private companies. Institutions look to private debt and equity for its potential to provide income and capital appreciation.

Notice that the typical individual’s pie is missing that slice entirely.   Most investors do not have familiarity with these private investments and have had few opportunities to participate in this sector. As mentioned, these classes traditionally required considerable investments that only large, sophisticated investors could afford.

Franklin Square’s goal is to give investors of all kinds a simple way to gain access to this slice at a low minimum investment.

FSIC II is a Business Development Company Access Institutions Private Equity & Debt Investments Individuals BDC  30% Other Private & small public U.S. companies 70% FSIC II

As mentioned, FSIC II offers that opportunity because it is a Business Development Company. A “BDC” is a type of investment designed to enable investors to access private debt and equity investments with reasonably low investment minimums.

At least 70% of a BDC’s assets must be invested in “qualifying assets” – generally these are securities of private U.S. companies or publicly-traded U.S. companies with market caps under $250 million. Your investment essentially helps private American companies develop their businesses, hence the term business development company.

Created under the Investment Company Act of 1940, BDCs are highly regulated, which we believe increases transparency for investors.

Diversification FSIC II-type loans can help diversify a portfolio Loans have low correlation to other major asset classes. Perfect negative correlation Perfect positive correlation Low Correlation Added Diversification Lower Portfolio Volatility REITs
Stocks Commodities Bonds 10-yr. Treasuries  Source: Bloomberg Standard & Poor’s LCD. Data includes the period from 1992-2011. ·  10-Year Treasures (-0.323) ·  Merrill Lynch Investment Grade Corporates (0.310) ·  Dow Jones AIG Commodity Total Return Index (0.348) ·  S&P 500 Total Return INded (0.415) ·  National Association of Real Estate Investment Trusts (0.494) FSIC II
Some thoughts on DIVERSIFICATION. This chart shows the correlations of senior secured loans (represented by a benchmark called the Credit Suisse Leveraged Loan Index) to popular asset classes including: government bonds, corporate bonds, commodities, stocks and real estate.

A perfect correlation of +1 (on the far right) implies that two assets move together in lock step while a -1 (on the left) implies that they move in completely different directions. We see here that none of these asset classes passes 0.5, so they have exhibited low correlation to loans.

Put another way, when these assets rise or fall, senior secured loans tend not to follow them up the mountain or down into the valley. They walk their own path.

So FSIC II’s investments can have a diversifying effect on an investor’s portfolio. By smoothing out the dips and spikes in a portfolio, investors may even achieve higher returns over the long term. Of course, diversification by itself neither guarantees a profit nor eliminates the risk of loss of principal.

Yield FSIC II generates strong return potential FSIC II’s principal source of return Distributions Per Share Current income paid monthly. Stock Distributions Optional distributions paid in the form of additional FSIC II shares. Special One-Time Distributions Optional cash distributions paid at the discretion of the board of directors. Capital Appreciation Gains reflecting appreciation in the value of the FSIC II portfolio. FSIC II
Now for our final attribute: YIELD. When one considers an investment, it is important to understand how that investment creates returns.

FSIC II’s principal source of return comes in the form of current income or distributions per share (the green box). It expects to pay out distributions on a monthly basis over the life of the Fund. Remember our discussion on the timeliness of floating rate loans? Should interest rates trend upward, distribution payments should ultimately increase as well.

From time to time, FSIC II may offer investors additional distributions when the Fund’s assets create gains. Such distributions may be made in the form of additional shares or cash (the orange and dark blue boxes).

Long-term capital appreciation is a secondary goal for FSIC II. If the assets chosen by the asset manager for the Fund experience significant gains, the value of the portfolio may rise and the share price may also be adjusted upwards. A rising share price indicates appreciating value, which can yield additional returns for investors.

Over time, the combination of these four sources will determine the overall return of your FSIC II investment.

Important terms of the offering Minimum investment $5,000 per individual; additional purchases available in increments of $500 Suitability Min. of $70,000 annual net income and $70,000 net worth OR $250,000 net worth required(1) Price per share
$10.00 at initial launch. Subject to change. See Propectus and supplements. Distribution reinvestment price 95% of current share price at initial launch Distribution schedule Distributions are generally paid monthly. Amount subject to change. See prospectus and supplements. Share Repurchase Program Intends to Provide for liquidity approximately one year after the Fund raises $2.5 million from unaffiliated investors. FSIC II expects that each repurchase offer will be conduced at a price equal to 90% of FSIC II’s public offering price on the date of repurchase. (2) Maximum offering size 200 million shares Exit strategy Liquidate, list or merge within 5 years after completion of offering stage. (1) Subject to higher standards that may be imposed by individual states. (2) Shares to be repurchased in any calendar year will be limited to the lesser of (a) the number of shares we could purchase with the proceeds received under our distribution reinvestment plan and (b) 10% of the average number of shares outstanding in the prior calendar year , or 2.5% in each quarter. See prospectus. FSIC II
Now that we finished stepping through the six attributes of FSIC II, let’s close with a summary of the important terms of the offering:

•	The minimum investment is $5,000, assuming investors meet certain income and/or net worth requirements.
•	The current price per share is [state current price].
•	Distributions can be reinvested at 95% of the current price or taken in cash.
•
This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment unless and until the Fund successfully executes its exit strategy. Approximately one year after the Fund has raised $2.5 million from unaffiliated investors in its public offering, it intends to offer “quarterly liquidity” to stockholders, meaning that each quarter it may repurchase shares from participating investors at 90% of its public offering price on the date of repurchase. We will limit the number of shares to be repurchased in any calendar year to the lesser of (a) the number of shares we could purchase with the proceeds received under our distribution reinvestment plan and, (b) 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. See the prospectus for details.

•	At that point, FSIC II is expecting to liquidate its assets, list or merge. One of these events is expected to occur within 5 years after the Fund completes its offering stage.

SHAREHOLDER TRANSACTION EXPENSES(1)  (expenses as a percentage of the current offering price of $10.00) Sales load to Dealer Manager 10.00% Offering expenses borne by FS Investment Corporation II 1.50% TOTAL EXPENSE LOAD 11.50% TOTAL ANNUAL EXPENSES(1) 6.20% (as a percentage of Net Assets attributable to common stock) (1) Expenses and fees are described more fully in the prospectus. Annual expense ratio expense ration calculated as set forth in the prospectus dated as of February 16, 2012 and is based on public offering price in effect on such date. Please consult the prospectus and read it carefully. FSIC II
This table summarizes the fund expenses for FSIC II. There is a sales load of 10% and investors incur up to 1.5% in offering expenses.

This is a type of investment with higher fees relative to typical investment funds. That’s due in part to the fact that the Fund uses one of the world’s leading asset managers, GSO / Blackstone, who has to take a very active role in analyzing private loan deals suitable for the portfolio.

What’s most important for investors to look at is their gains net of fees.

We hope this presentation helped you gain an understanding of FSIC II.